Exhibit 24

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  John S. Chen

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of October, 2008.

/s/  Lloyd H. Dean

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Susan E. Engel

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  Enrique Hernandez, Jr.

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  Robert L. Joss

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  Richard M. Kovacevich

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1 2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Richard D. Mccormick

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Cynthia H. Milligan

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  Nicholas G. Moore

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Philip J. Quigley

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  Donald B. Rice

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Judith M. Runstad

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Stephen W. Sanger

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of October, 2008.

/s/  John G. Stumpf

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 2008.

/s/  Susan G. Swenson

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (1) up to 500,000,000 shares of Wells Fargo & Company common stock, par value $1-2/3 per share (the “Common Stock”) in connection with the statutory merger or consolidation of Wachovia Corporation (“Wachovia”) with the Company or a subsidiary of the Company, including shares of Common Stock issued in connection with benefit plans or in connection with the conversion of various convertible securities, which shares of Common Stock shall be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, or $15,500,000,000 in either cash or shares of Common Stock, or a combination thereof, with the number of shares of Common Stock calculated in accordance with a formula approved by an Acquisitions Committee, and (2) shares of preferred stock of the Company to be issued pursuant to the Agreement and Plan of Merger dated as of October 3, 2008, by and between the Company and Wachovia (the “Merger Agreement”) having rights and preferences substantially identical to the rights and preferences of any preferred stock of Wachovia that, pursuant to the Merger Agreement, will be exchanged for preferred stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 2008.

/s/  Michael W. Wright